BNY Mellon US Small Cap Core Equity ETF

Summary Prospectus | March 1, 2021

Ticker Symbol: BKSE

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/etf. You can also get this information at no cost by calling 1-800-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated March 1, 2021, are incorporated by reference into this summary prospectus.

BNY Mellon US Small Cap Core Equity ETF
Investment Objective

The fund seeks to track the performance of the Morningstar® US Small Cap IndexSM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.04%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. From the fund's commencement of operations on April 9, 2020, to the most recent fiscal year end, the fund's portfolio turnover rate was 32.54% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Morningstar® US Small Cap IndexSM.

The Morningstar® US Small Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of U.S. small-capitalization stocks. The index's initial universe of eligible securities includes common stock, tracking

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stock and shares of real estate investment trusts (REITs) issued by U.S. companies and traded on the New York Stock Exchange, NASDAQ or NYSE Market LLC. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days in the preceding quarter and trading volume during the preceding six-month period. Securities with more than 10 non-trading days in the preceding quarter, or that have a bottom 25% liquidity score as ranked by the index provider based on the preceding six-month trading volume, are excluded. The remaining securities comprise the investable universe. The index is composed of the securities of companies whose cumulative total market capitalization represents approximately the bottom 3%-10% of the remaining securities comprising the investable universe. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2020, the index was comprised of 742 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Small company risk. Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

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• Tracking stock risk. Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company's common stock.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

• New fund risk. The fund is recently organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

Since the fund has less than one full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund's returns based on net assets and comparing the fund's performance to a broad based securities index.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund's sub-adviser.

Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith are the fund's primary portfolio managers. Mr. Durante has been a primary portfolio manager of the fund since April 2020 and Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith have been primary portfolio managers of the fund since October 2020. Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a Vice President and Senior Portfolio Manager at Mellon. Ms. Walker Smith is a Director and Co-Head of Equity Index Portfolio Management at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

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Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.im.bnymellon.com.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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